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                                                                    Exhibit 99.3

                        GUARANTY OF RECOURSE OBLIGATIONS

                  This GUARANTY OF RECOURSE OBLIGATIONS ("Guaranty") is executed as of November 6, 2003, by MAGUIRE PROPERTIES, L.P., a Maryland limited partnership ("Guarantor"), in favor of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation ("Lender"), with reference to the following facts:

                  A. Lender has agreed to make a loan (the "Loan") in the principal amount of up to $146,250,000.00 to Maguire Properties--One Cal Plaza, LLC, a Delaware limited liability company ("Borrower"), to be evidenced by that certain Promissory Note of even date herewith (the "Note") to be executed by Borrower and payable to Lender. The Note is to be secured by, among other things, a Deed of Trust, Security Agreement and Fixture Filing of even date herewith to be executed by Borrower, as trustor, in favor of Lender, as beneficiary which is to be recorded in the Official Records of Los Angeles County, California (the "Deed of Trust"). The Deed of Trust will encumber a leasehold estate in certain real property located in the City of Los Angeles, County of Los Angeles, State of California and a fee estate in the improvements thereon, all as described in such Deed of Trust (the "Property").

                  B. It is a condition to Lender making the Loan to Borrower that Guarantor execute this Guaranty.

                                A G R E E M E N T

                  NOW, THEREFORE, in consideration of the foregoing, and in order to induce Lender to make the Loan to Borrower, Guarantor hereby agrees, in favor of Lender, as follows:

                  1.       Definitions and Construction.

                           (a)      Definitions. The following terms, as used in
this Guaranty, shall have the following meanings:

                                    "Bankruptcy Code" means the Bankruptcy
Reform Act of 1978 (11 U.S.C.), as amended or supplemented from time to time, and any successor statute, and any and all rules issued or promulgated in connection therewith.

                                    "Guaranteed Obligations" means any and all
obligations, indebtedness, or liabilities of any kind or character owed by Borrower to Lender pursuant to Borrower's recourse obligations to Lender as set forth under clauses (i) through (x) of Section 11 of the Note, the sentence immediately following such clauses (i) through (x), clauses (i) through (x) of
Section 9.1(a) of the Deed of Trust, the sentence immediately following such clauses (i) through (x), and all obligations and liabilities of Borrower to Lender pursuant to that certain Unsecured Indemnity Agreement of even date herewith executed by Borrower and Guarantor.

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                                    "Loan Documents" shall have the same meaning
as in the Deed of Trust.

                                    "Secured Indebtedness" shall have the same
meaning as in the Note.

                           (b)      Construction. Unless the context of this
Guaranty clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, and the term "including" is not limiting. The words "hereof," "herein," "hereby," "hereunder," and other similar terms refer to this Guaranty as a whole and not to any particular provision of this Guaranty. Any reference herein to any of the Loan Documents includes any and all alterations, amendments, extensions, modifications, renewals, or supplements thereto or thereof, as applicable. Neither this Guaranty nor any uncertainty or ambiguity herein shall be construed or resolved against Lender or Guarantor, whether under any rule of construction or otherwise. On the contrary, this Guaranty has been reviewed by Guarantor, Lender, and their respective counsel, and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of Lender and Guarantor.

                  2. Guaranteed Obligations. Guarantor hereby irrevocably and unconditionally guarantees to Lender, as and for Guarantor's own debt, until final and indefeasible payment thereof has been made, payment of the Guaranteed Obligations, in each case when and as the same shall become due and payable, it being the intent of Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection.

                  3. Performance Under This Guaranty. In the event that Borrower fails to make any payment of any Guaranteed Obligations when, as and to the extent required by the Note, the Deed of Trust or the Unsecured Indemnity, Guarantor immediately shall cause such payment to be made.

                  4. Primary Obligations. This Guaranty is a primary and original obligation of Guarantor, is not merely the creation of a surety relationship, and is an absolute and unconditional guaranty of payment and performance of the Guaranteed Obligations which shall remain in full force and effect without respect to future changes in conditions, including any change of law or any invalidity or irregularity with respect to the issuance of the Loan Documents. Each entity executing this Guaranty as Guarantor agrees that it is directly, jointly and severally with any and all other guarantors of the Guaranteed Obligations, liable to Lender, that the obligations of Guarantor hereunder are independent of the obligations of Borrower or any other guarantor, and that a separate action may be brought against each entity signing as Guarantor whether such action is brought against Borrower or any other guarantor or whether Borrower or any such other guarantor is joined in such action. Guarantor agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by Lender of whatever remedies it may have against Borrower or any other guarantor, or the

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enforcement of any lien or realization upon any security Lender may at any time possess. Guarantor agrees that any release which may be given by Lender to Borrower or any other guarantor shall not release Guarantor. Guarantor consents and agrees that Lender shall be under no obligation to marshal any assets of Borrower or any other guarantor in favor of Guarantor, or against or in payment of any or all of the Guaranteed Obligations.

                  5.       Waivers.

                           (a)      Guarantor absolutely, unconditionally,
knowingly, and expressly waives:

                                    (i)      (A) Notice of acceptance hereof;
(B) notice of any loans or other financial accommodations made or extended under the Loan Documents or the creation or existence of any Guaranteed Obligations;
(C) notice of the amount of the Guaranteed Obligations, subject, however, to Guarantor's right to make inquiry of Lender to ascertain the amount of the Guaranteed Obligations at any reasonable time; (D) notice of any adverse change in the financial condition of Borrower or of any other fact that might increase Guarantor's risk hereunder; (E) notice of presentment for payment, demand, protest, and notice thereof as to any promissory notes or other instruments among the Loan Documents; (F) notice of any event of default under the Loan Documents; and (G) all other notices (except if such notice is specifically required to be given to Guarantor hereunder or under any Loan Document to which Guarantor is a party) and demands to which Guarantor might otherwise be entitled.

                                    (ii)     Guarantor's right by statute
(including, without limitation, its rights under California Civil Code Sections 2845 or 2850) or otherwise to require Lender to institute suit against Borrower or to exhaust any rights and remedies which Lender has or may have against Borrower or any collateral for the Guaranteed Obligations provided by Borrower, Guarantor or any third party. In this regard, Guarantor agrees that it is bound to the payment of all Guaranteed Obligations, whether now existing or hereafter accruing, as fully as if such Guaranteed Obligations were directly owing to Lender by Guarantor. Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid) of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower in respect thereof.

                                    (iii)    (A) Any rights to assert against
Lender any defense (legal or equitable), set-off, counterclaim, or claim which Guarantor may now or at any time hereafter have against Borrower or any other party liable to Lender; (B) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guaranteed Obligations or any security therefor; (C) any defense Guarantor has to performance hereunder, and any right Guarantor has to be exonerated, provided by California Civil Code Sections 2819, 2822, or 2825, or otherwise, arising by reason of: the impairment or suspension of Lender's rights or remedies against Borrower; the

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alteration by Lender of the Guaranteed Obligations; any discharge of the
Guaranteed Obligations by operation of law as a result of Lender's intervention or omission; or the acceptance by Lender of anything in partial satisfaction of the Guaranteed Obligations; (D) the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guaranteed Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to Guarantor's liability hereunder.

                           (b)      Guarantor absolutely, unconditionally,
knowingly, and expressly waives any defense arising by reason of or deriving from (i) any claim or defense based upon an election of remedies by Lender including any defense based upon an election of remedies by Lender under the provisions of the California Code of Civil Procedure Sections 580a, 580b, 580d, and 726 or any similar law of California or any other jurisdiction; or (ii) any election by Lender under Bankruptcy Code Section 1111(b) to limit the amount of, or any collateral securing, its claim against Borrower. Pursuant to California Civil Code Section 2856:

                                    Guarantor waives all rights and defenses
arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against Borrower by the operation of California Code of Civil Procedure Section 580(d) or otherwise.

                                    Guarantor waives all rights and defenses
that Guarantor may have because some of the Guaranteed Obligations are secured by real property. This means, among other things:

                                    (1)      Lender may collect from Guarantor
without first foreclosing on any real or personal property collateral pledged by Borrower for the Guaranteed Obligations; and

                                    (2)      If Lender forecloses on any real
property collateral pledged by Borrower for the Guaranteed Obligations: (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (B) Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral pledged by Borrower for the Guaranteed Obligations, has destroyed any right Guarantor may have to collect from Borrower.

                                    This is an unconditional and irrevocable
waiver of any rights and defenses Guarantor may have because Borrower's debt is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon California Code of Civil Procedure Sections 580a, 580b, 580d, or 726.

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                                    If any of the Guaranteed Obligations at any
time are secured by a mortgage or deed of trust upon real property, Lender may elect, in its sole discretion, upon a default with respect to the Guaranteed Obligations, to foreclose such mortgage or deed of trust judicially or nonjudicially in any manner permitted by law, before or after enforcing the Loan Documents, without diminishing or affecting the liability of Guarantor hereunder except to the extent the Guaranteed Obligations are repaid with the proceeds of such foreclosure. Guarantor understands that (a) by virtue of the operation of California's antideficiency law applicable to nonjudicial foreclosures, an election by Lender nonjudicially to foreclose such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of Guarantor against Borrower or other guarantors or sureties, and (b) absent the waiver given by Guarantor, such an election would prevent Lender from enforcing the Loan Documents against Guarantor. Understanding the foregoing, and understanding that Guarantor is hereby relinquishing a defense to the enforceability of the Loan Documents, Guarantor hereby waives any right to assert against Lender any defense to the enforcement of the Loan Documents, whether denominated "estoppel" or otherwise, based on or arising from an election by Lender nonjudicially to foreclose any such mortgage or deed of trust. Guarantor understands that the effect of the foregoing waiver may be that Guarantor might have liability hereunder for amounts with respect to which Guarantor may be left without rights of subrogation, reimbursement, contribution, or indemnity against Borrower or other guarantors or sureties. Guarantor also agrees that the "fair market value" provisions of California Code of Civil Procedure Section 580a shall have no applicability with respect to the determination of Guarantor's liability under the Loan Documents.

                           (c)      Guarantor hereby absolutely,
unconditionally, knowingly, and expressly waives: (i) any right of subrogation Guarantor has or may have as against Borrower with respect to the Guaranteed Obligations; (ii) any right to proceed against Borrower or any other person or entity, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and claims, whether direct or indirect, liquidated or contingent, whether arising under express or implied contract or by operation of law, which Guarantor may now have or hereafter have as against Borrower with respect to the Guaranteed Obligations; and (iii) any right to proceed or seek recourse against or with respect to any property or asset of Borrower.

                           (D)      WITHOUT LIMITING THE GENERALITY OF ANY OTHER
WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, GUARANTOR HEREBY ABSOLUTELY, KNOWINGLY, UNCONDITIONALLY, AND EXPRESSLY WAIVES, ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE SECTIONS 2787 THROUGH 2855, CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 580A, 580B, 580C, 580D, AND 726, AND CHAPTER 2 OF TITLE 14 OF
PART 4 OF DIVISION 3 OF THE CALIFORNIA CIVIL CODE, AND CALIFORNIA COMMERCIAL CODE SECTIONS 3116, 3118, 3119, 3419, 3605, 9610, 9611, 9615, 9617, 9624, 9625,
9626, AND 9627.

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                  6.       Releases. Guarantor consents and agrees that, without
notice to or by Guarantor and without affecting or impairing the obligations of Guarantor hereunder, Lender may, by action or inaction:

                           (a)      compromise, settle, extend the duration or
the time for the payment of, or discharge the performance of, or may refuse to or otherwise not enforce this Guaranty, the other Loan Documents, or any part thereof, with respect to Borrower or any other person or entity;

                           (b)      release Borrower or any other person or
entity or grant other indulgences to Borrower or any other person or entity in respect thereof;

                           (c)      amend or modify in any manner and at any
time (or from time to time) any of the Loan Documents; or

                           (d)      release or substitute any other guarantor,
if any, of the Guaranteed Obligations, or enforce, exchange, release, or waive any security for the Guaranteed Obligations or any other guaranty of the Guaranteed Obligations, or any portion thereof.

                  7. No Election. Lender shall have all of the rights to seek recourse against Guarantor to the fullest extent provided for herein, and no election by Lender to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Lender's right to proceed in any other form of action or proceeding or against other parties unless Lender has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Lender under any document or instrument evidencing the Guaranteed Obligations shall serve to diminish the liability of Guarantor under this Guaranty except to the extent that Lender finally and unconditionally shall have realized indefeasible payment by such action or proceeding.

                  8. Indefeasible Payment. The Guaranteed Obligations and the Secured Indebtedness shall not be considered indefeasibly paid for purposes of this Guaranty unless and until all payments to Lender are no longer subject to any right on the part of any person or entity, including Borrower, Borrower as a debtor in possession, or any trustee (whether appointed under the Bankruptcy Code or otherwise) of any of Borrower's assets to invalidate or set aside such payments or to seek to recoup the amount of such payments or any portion thereof, or to declare same to be fraudulent or preferential. Upon such full and final performance and indefeasible payment of the Guaranteed Obligations whether by Guarantor or Borrower, Lender shall have no obligation whatsoever to transfer or assign its interest in the Loan Documents to Guarantor. In the event that, for any reason, any portion of such payments to Lender is set aside or restored, whether voluntarily or involuntarily, after the making thereof, then the obligation intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made, and Guarantor shall be liable for

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the full amount Lender is required to repay plus any and all costs and expenses
(including attorneys' fees and expenses incurred pursuant to proceedings arising under the Bankruptcy Code) paid by Lender in connection therewith.

                  9. Financial Condition of Borrower. Guarantor represents and warrants to Lender that Guarantor is currently informed of the financial condition of Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guaranteed Obligations. Guarantor further represents and warrants to Lender that Guarantor has read and understands the terms and conditions of the Loan Documents. Guarantor hereby covenants that Guarantor will continue to keep informed of Borrower's financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guaranteed Obligations.

                  10. Subordination. Guarantor hereby agrees that any and all present and future indebtedness of Borrower owing to Guarantor is deferred, postponed in favor of and subordinated to the prior payment, in full, in cash, of the Guaranteed Obligations and the Secured Indebtedness. In this regard, no payment of any kind whatsoever shall be made with respect to such indebtedness until the Guaranteed Obligations and the Secured Indebtedness have been indefeasibly paid in full. Until payment in full of the Guaranteed Obligations and the Secured Indebtedness, Guarantor agrees not to accept any payment or satisfaction of any kind of indebtedness of Borrower to Guarantor and hereby assigns such indebtedness to Lender, including the right to file proof of claim and to vote thereon in connection with any proceeding under the Bankruptcy Code, including the right to vote on any plan of reorganization. Further, if Guarantor shall comprise more than one person, firm or corporation, Guarantor agrees that until such payment in full of the Guaranteed Obligations and the Secured Indebtedness, (a) no one of them shall accept payment from the others by way of contribution on account of any payment made hereunder by such party to Lender,
(b) no one of them will take any action to exercise or enforce any rights to such contribution, and (c) if any of Guarantor should receive any payment, satisfaction or security for any indebtedness of Borrower to any of Guarantor or for any contribution by the others of Guarantor for payment made hereunder by the recipient to Lender, the same shall be delivered to Lender in the form received, endorsed or assigned as may be appropriate for application on account of, or as security for, the Guaranteed Obligations and until so delivered, shall be held in trust for Lender as security for the Guaranteed Obligations.

                  11. Payments; Application. All payments to be made hereunder by Guarantor shall be made in lawful money of the United States of America at the time of payment, shall be made in immediately available funds, and shall be made without deduction (whether for taxes or otherwise) or offset. All payments made by Guarantor hereunder shall be applied as follows: first, to all costs and expenses (including attorneys' fees and expenses and attorneys' fees and expenses incurred pursuant to proceedings arising under the Bankruptcy
Code) incurred by Lender in enforcing this Guaranty or in collecting the Guaranteed Obligations; second, to all accrued and unpaid interest,

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premium, if any, and fees owing to Lender constituting Guaranteed Obligations;
and third, to the balance of the Guaranteed Obligations.

                  12. Attorneys' Fees and Costs. Guarantor agrees to pay, on demand, all reasonable attorneys' fees (including reasonable attorneys' fees incurred pursuant to proceedings arising under the Bankruptcy Code) and all other costs and expenses which may be incurred by Lender in the enforcement of this Guaranty (including those brought relating to proceedings pursuant to 11 U.S.C.) or in any way arising out of, or consequential to the protection, assertion, or enforcement of the Guaranteed Obligations (or any security therefor), whether or not suit is brought. Notwithstanding the foregoing, in any action brought by Guarantor or Lender pursuant to this Guaranty in which Guarantor is adjudicated the prevailing party, Guarantor shall be entitled to payment of its reasonable attorneys' fees and costs.

                  13. Notices. All notices or demands by Guarantor or Lender to the other relating to this Guaranty shall be in writing and either personally served or sent by registered or certified mail, postage prepaid, return receipt requested, or by recognized courier service which provides return receipts, and shall be deemed delivered on the date of actual delivery or refusal to accept delivery as evidenced by the return receipt. Unless otherwise specified in a notice sent or delivered in accordance with the provisions of this section, such writing shall be sent as follows:

If to Lender:              Metropolitan Life Insurance Company
                           10 Park Avenue
                           Morristown, New Jersey 07962
                           Attn: Senior Vice President, Real Estate Investments

With a copy to:            Metropolitan Life Insurance Company
                           333 South Hope Street, Suite 1150
                           Los Angeles, California 90071
                           Attention: Director and O.I.C.

And to:                    Metropolitan Life Insurance Company
                           400 South El Camino Real, Eighth Floor
                           San Mateo, California 94402
                           Attention: Associate General Counsel

If to Guarantor:           Maguire Properties, L.P.
                           555 W. Fifth Street, Suite 5000
                           Los Angeles, California 90013
                           Attention: Richard I. Gilchrist

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With a copy to:   Paul S. Rutter, Esq.
                  Gilchrist & Rutter Professional Corp.
                  1299 Ocean Avenue, Suite 900
                  Santa Monica, California 90401

                  14. Cumulative Remedies. No remedy under this Guaranty or under any Loan Document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given hereunder or under any Loan Document, and those provided by law or in equity. No delay or omission by Lender to exercise any right under this Guaranty shall impair any such right nor be construed to be a waiver thereof. No failure on the part of Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

                  15. Severability of Provisions. If any provision of this Guaranty is for any reason held to be invalid, illegal or unenforceable in any respect, that provision shall not affect the validity, legality or enforceability of any other provision of this Guaranty.

                  16. Entire Agreement; Amendments. This Guaranty constitutes the entire agreement between Guarantor and Lender pertaining to the subject matter contained herein. This Guaranty may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by both Guarantor and Lender. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar right or default or otherwise prejudice the rights and remedies hereunder.

                  17. Successors and Assigns. This Guaranty shall be binding upon Guarantor's successors and assigns and shall inure to the benefit of the successors and assigns of Lender; provided, however, Guarantor shall not assign this Guaranty or delegate any of its duties hereunder without Lender's prior written consent. Any assignment without the consent of Lender shall be absolutely void. In the event of any assignment or other transfer of rights by Lender, the rights and benefits herein conferred upon Lender shall automatically extend to and be vested in such assignee or other transferee.

                  18. Choice of Law and Venue. The validity of this Guaranty, its construction, interpretation, and enforcement, and the rights of Guarantor and Lender, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California, without regard to its principles of conflicts of law. To the maximum extent permitted by law, Guarantor hereby agrees that all actions or proceedings arising in connection with this Guaranty shall be tried and determined only in the state and federal courts located in the County of San Mateo or County of Los Angeles, State of California, or, at the sole option of Lender, in any other court in which

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Lender shall initiate legal or equitable proceedings and which has subject matter jurisdiction over the matter in controversy. To the maximum extent permitted by law, Guarantor hereby expressly waives any right it may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought in accordance with this Section.

                  19. WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTOR HEREBY ABSOLUTELY, KNOWINGLY, UNCONDITIONALLY, AND EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS GUARANTY, OR IN ANY WAY CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE DEALINGS OF GUARANTOR AND LENDER WITH RESPECT TO THIS GUARANTY, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTOR HEREBY AGREES THAT ANY SUCH ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT LENDER MAY FILE AN ORIGINAL COUNTERPART OF THIS SECTION WITH ANY COURT OR OTHER TRIBUNAL AS WRITTEN EVIDENCE OF THE CONSENT OF GUARANTOR TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

                  20. Understandings With Respect to Waivers and Consents. Guarantor warrants and agrees that each of the waivers and consents set forth are made after consultation with legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to a defense or right may diminish, destroy, or otherwise adversely affect rights which Guarantor otherwise may have against the Borrower, or against any collateral, and that, under the circumstances the waivers and consents herein given are reasonable and not contrary to public policy or law. If any of the waivers or consents are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the maximum extent permitted by law.

                  21. Counterparts. This Guaranty may be executed in one or more counterparts by some or all of the parties hereto, each of which counterparts shall be an original and all of which together shall constitute a single agreement of Guaranty. The failure of any party to execute this Guaranty, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.


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                  IN WITNESS WHEREOF, Guarantor has executed and delivered this
Guaranty of Recourse Obligations as of the date first set forth above.

                   MAGUIRE PROPERTIES, L.P.,

                   a Maryland limited partnership

                   By Maguire Properties, Inc., a Maryland corporation,
                        General Partner

                        By: /s/ Richard I. Gilchrist
                            ---------------------------------

                        Name:  Richard I. Gilchrist

                        Title: President and Co-Chief Executive Officer

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